                   U. S. SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                               -----------------

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported) August 3, 1999



                            HEALTHWORLD CORPORATION
            (Exact name of registrant as specified in its charter)


                                   DELAWARE
                (State or other jurisdiction of incorporation)


                              0-23059 13-3922288
         (Commission File Number) (IRS Employer Identification Number)


             100 Avenue of the Americas, New York, New York 10013
              (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code (212) 966-7640

ITEM 2.  Acquisition of Assets.

On August 3, 1999, Healthworld Corporation ("Healthworld") acquired Falk Communications, Inc., a Delaware Corporation ("Falk"), from Spencer Falk, the founder of Falk, the Spencer Falk Grantor Retained Annuity Trust u/t/a/d March 5, 1999 and the Falk Communications, Inc. Defined Contribution Plan and Trust u/t/a dated July 29, 1999 (collectively, the "Falk Shareholders"), by means of a merger of Falk into a wholly-owned subsidiary of Healthworld for an initial purchase price, exclusive of expenses, of $15,500,000, consisting of $7,550,000 in cash and 649,111 shares of Healthworld's Common Stock, par value $.01 per share (the "Common Stock"). In addition, Healthworld may be obligated to make additional earn-out payments to be paid in cash and Common Stock on or prior to April 30, 2000, 2001, 2002 and 2003, such amounts, if any, to be based upon a multiple of future operating profits of Falk. The aggregate consideration (including cash and Common Stock) to be paid to the Falk Shareholders in connection with the merger will not exceed $35,100,000.

The Press Release of Healthworld Corporation dated August 4, 1999, pertaining to the acquisition of Falk by Healthworld, which is annexed hereto as Exhibit 20.01, is hereby incorporated by reference in this Form 8-K.

All of the funds expended in the acquisition of Falk were derived from Healthworld's cash on hand.

ITEM 7.  Exhibits.


Exhibit
Number   Description
------   -----------

10.01    --   Agreement and Plan of Merger by and between Healthworld, HC-Falk Acquisition Corp., Falk
              Communications, Inc., Spencer Falk and the Spencer   Falk Grantor Retained Annuity Trust
              u/t/a/d March 5, 1999.

10.02    --   Executive Employment Agreement between HC-Falk Acquisition Corp. and
              Spencer Falk, dated August 1, 1999.

20.01    --   Healthworld Corporation Press Release, dated August 4, 1999 (incorporated by reference in this Form 8-K).




Financial Statements of Falk and pro forma financial information related to the acquisition of Falk will be filed in an amendment to this Form 8-K on or before October 18, 1999.

                                  SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                            HEALTHWORLD CORPORATION

                            By: /s/ Stuart Diamond
                               -----------------------------------------
                               Name:  Stuart Diamond
                               Title: Executive Vice President,
                                      Chief Financial Officer,
                                      Secretary and Treasurer


Date:  August 13, 1999

                               INDEX TO EXHIBITS

Exhibit
Number   Description
------   -----------

10.01    --   Agreement and Plan of Merger by and between Healthworld, HC-Falk
              Acquisition Corp., Falk Communications, Inc., Spencer
              Falk and the Spencer Falk Grantor Retained Annuity
              Trust u/t/a/d March 5, 1999.

10.02    --   Executive Employment Agreement between HC-Falk Acquisition Corp. and
              Spencer Falk, dated August 1, 1999.

20.01    --   Healthworld Corporation Press Release, dated August 4, 1999 (incorporated by reference in this Form 8-K).
